QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.12

STOCK PURCHASE AND BUY-SELL AGREEMENT

        THIS STOCK PURCHASE AND BUY-SELL AGREEMENT (the "Agreement"), is entered into as of February 1, 2006, by and among (i) Clean Energy Fuels Corp., a Delaware corporation (the "Company"), (ii) Boone Pickens ("Pickens"), (iii) Pickens Grandchildren's Trust U/D/T 11/30/99 (the "BPG Trust"), (iv) Perseus ENRG Investment, L.L.C., a Delaware limited liability company ("Perseus"), (v) Westport Innovations Inc., an Alberta corporation ("Westport"), (vi) Alan P. Basham ("Basham") and (vii) the undersigned investor (the "Investor"). Pickens and BPG Trust are collectively referred to as the "Pickens Stockholders" and individually as a "Pickens Stockholder," Perseus, Westport and Basham are collectively referred to as the "Non-Pickens Stockholders" and individually as a "Non-Pickens Stockholder," and the Pickens Stockholders and the Non-Pickens Stockholders are collectively referred to as the "Stockholders" and individually as a "Stockholder".

R E C I T A L S

        A.    Pickens desires to sell to Investor and Investor desires to purchase from Pickens shares of the common stock of the Company on the terms and conditions set forth below.

        B.    Capitalized terms not otherwise immediately defined herein shall have the meanings given in Section 7 of this Agreement.

        C.    This Agreement shall supersede any and all prior agreements between the parties hereto relating to the subject matter hereof.

A G R E E M E N T

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

        1.    Purchase and Sale of Stock.

        (a)   At the Closing (as hereinafter defined), Pickens shall sell, transfer, assign and deliver to the Investor, and the Investor shall purchase, accept and receive from Pickens, all right, title and interest in and to the number of shares of common stock of the Company set forth on Exhibit A hereto (the shares of Stock being so purchased are referred to herein as the "Shares"), free and clear of any Liens.

        (b)   The aggregate purchase price for the Shares shall be as set forth on Exhibit A and shall be payable by check or promissory note payable to Pickens at the Closing.

        (c)   The closing of the purchase and sale of the Shares contemplated by this Agreement (the "Closing") shall occur at the offices of BP Capital, 260 Preston Commons West, 8117 Preston Road, Dallas, Texas 75225, on February 1, 2006 (the "Closing Date").

        2.    Representations and Warranties of the Investor.    The Investor represents, warrants and certifies as follows:

          (a)   The Investor has full right, power and authority and has taken all action necessary to execute and deliver this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles or equity.

          (b)   The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation of any lien or the termination or acceleration of any indebtedness or other obligation of the Investor and are not prohibited by, do not violate or conflict with any provision of, and do not result in a default under or a breach of (i) any contract, agreement, permit, license or other instrument to which the Investor is a party or by which the Investor is bound, (ii) any order, writ, injunction, decree or judgment of any court or Governmental Entity, or (iii) any law, rule or regulation applicable to the Investor. No approval, authorization, consent or other order or action of or filing with any Governmental Entity is required for the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the transactions contemplated hereby.

          (c)   There is no action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) pending or, to the Investor's knowledge, threatened that challenges or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, the consummation of the transactions contemplated hereby.

          (d)   The Investor has adequate means of providing for the Investor's current needs and personal contingencies, has no need now, and anticipates no need in the foreseeable future, to sell the Shares, and the currently has sufficient financial liquidity to afford a complete loss of the investment in the Shares.

          (e)   The Investor's overall commitment to investments which are not readily marketable is not disproportionate to the Investor's net worth and the Investor's investment in the Shares will not cause such overall commitment to become excessive.

          (f)    All information which the Investor has provided (or will provide) concerning the Investor's financial position, is correct and complete as of the date hereof.

          (g)   The Investor has received and carefully reviewed descriptive materials relating to the Company and any other materials relating thereto that the Investor has requested.

          (h)   The Investor has had an opportunity to ask questions of and receive answers from the authorized representatives of the Company, and to review any relevant documents and records concerning the business of the Company and the terms and conditions of this investment, and that any such questions have been answered to the undersigned's full satisfaction.

          (i)    No person or entity, other than Pickens or his authorized representatives, has offered the Shares to the undersigned.

          (j)    The Investor has such knowledge and experience in financial and business matters so that the Investor is capable of evaluating the merits and risks of an investment in the Company, or the Investor or the Investor's financial and investment advisors together have such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Shares.

          (k)   The Shares will be acquired for the Investor's own account for investment and not with a view toward subdivision, resale, or redistribution thereof in a manner prohibited under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States (the "Securities Laws"), and the Investor does not presently have any reason to anticipate any change in his, her or its circumstances or other particular occasion or event which would cause the Investor to have to sell such Shares. The Investor has no contract, undertaking, agreement, understanding, or arrangement with any person to sell, transfer, or pledge to any person any part or all of the Shares which the Investor is acquiring, or any interest therein, and has no present plans to enter into the same.

          (l)    It has been called to the Investor's attention in connection with an investment in the Shares that such investment is speculative in nature and involves a high degree of risk.

          (m)  The Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Shares.

          (n)   The Investor understands that the Shares have not been registered under the Securities Act or the Securities Laws, nor is such registration contemplated. The Investor understands and agrees further that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act and the Securities Laws or an exemption from registration under the Securities Act and the Securities Laws covering the sale of Shares is available.

        3.    Restrictions on Transfer of Shares.

        (a)    Transfer of Shares.    The Investor shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in the Shares (a "Transfer"), except pursuant to the provisions of Section 3 or Section 4 hereof. No holder of Shares shall consummate any Transfer until 60 days after the later of the delivery to the Stockholders and to the Company of a Sale Notice (as defined herein), if any, unless the parties to the Transfer have been finally determined pursuant to this Section 3 prior to the expiration of such 60-day period (the "Election Period").

        (b)    Right of First Refusal.

        (i)    At least 60 days prior to any Transfer of Shares by the Investor (other than a Transfer to the Pickens Stockholders or a Permitted Transfer), the Investor shall deliver a written "Sale Notice" to the Stockholders and to the Company specifying in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the Transfer. The Pickens Stockholders may elect to purchase all or any portion of the Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice. Within 30 days of receipt of the Sale Notice, each Pickens Stockholder shall deliver written notice of his or its election (a "Pickens Election Notice") to the Investor, the Non-Pickens Stockholders and the Company. If both Pickens Stockholders elect to purchase the Shares specified in the Sale Notice, then such Shares shall be allocated between the Pickens Stockholders pro rata according to the number of shares of Common Stock owned by each Pickens Stockholder or as otherwise agreed to by the Pickens Stockholders. If the Pickens Stockholders have not elected to purchase all of the Shares to be transferred, the Non-Pickens Stockholders may elect to purchase all or any portion of the remaining (i.e. those Shares which the Pickens Stockholders have not elected to purchase) Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice of such election to the Investor and the Company (the "Stockholder Election Notice") within 30 days after the Pickens Election Notices have been given by the Pickens Stockholders to the Investor, the Non-Pickens Stockholders and the Company. If more than one Non-Pickens Stockholder elects to purchase the Shares specified in the Sale Notice, then such Shares shall be allocated among the Non-Pickens Stockholders pro rata according to the number of shares of Common Stock owned by each such Non-Pickens Stockholder. If the Stockholders have not elected to purchase all of the Shares to be transferred, the Company may elect to purchase all (but not less than all) of the remaining (i.e. which the Stockholders have not elected to purchase) Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice of such election to the Investor (the "Company Election Notice") within 30 days after the Stockholder Election Notice has been given by the Non-Pickens Stockholders to the Investor and the Company. If the Stockholders and the Company together do not elect to purchase all of the Shares specified in the Sale Notice, the Investor may during the 60-day period immediately following the final date for delivery of the Company Election Notice Transfer all of the Shares only to the transferee specified in the Sale Notice and only at a price and on terms no more favorable to the transferee(s) than specified in the Sale Notice. Any Shares not transferred within such 60-day period shall be subject to the provisions of this Section 3(b) upon a subsequent Transfer. If the Stockholders and/or the Company have elected to purchase all of the Shares proposed to be transferred hereunder, the Transfer of such shares shall be consummated as soon as practicable after the delivery of the election notice(s) to the Investor, but in any event within 15 days after the expiration of the Election Period.

        (ii)   Notwithstanding the provisions of Section 3(b)(i) above, in the event that any transfer of Shares involves in whole or in part the payment of non-cash consideration, or the payment of consideration over time, the purchasing Stockholder(s) or the Company, as applicable, shall have the right to elect, upon exercise of their or its rights set forth in Section 3(b)(i) above, to pay to the Investor in full consideration for the Shares subject to Transfer the fair market value of such Shares (the "Fair Market Value"), which shall be the value of the Common Stock as determined by the board of directors of the Company in connection with the most recent stock option grant by the Company.

        (c)    Drag-Along.

        (i)    In the event that a Pickens Stockholder elects to or is required to sell any shares of Common Stock, including, without limitation, any sale pursuant to the provisions of that certain Stockholders' Agreement by and among the Stockholders, such Pickens Stockholder shall give notice of such proposed transaction to the Investor, which notice shall set forth the name and address of the proposed purchaser and specify the terms and conditions of such proposed transaction.

        (ii)   At the election of the selling Pickens Stockholder, in his sole discretion, the Investor shall participate in such proposed sale transaction by selling all or a portion of the Investor's Shares as part of such proposed transactions on the same terms and conditions as the selling Pickens Stockholder and shall enter into the same sale agreement for such proposed transaction as the selling Pickens Stockholder enters into, on the same terms and conditions as the selling Pickens Stockholder. The selling Pickens Stockholder shall be entitled to require the Investor to sell in any such transaction that number of Shares equal to the product of (i) the quotient determined by dividing (x) the number of shares of Common Stock owned by the Investor by (y) the number of shares of Common Stock owned by the Investor plus the number of shares of Common Stock owned by the selling Pickens Stockholder and (ii) the number of shares of Common Stock owned by the Investor.

        (d)    Permitted Transfers.    The restrictions set forth in this Section 3 shall not apply with respect to any Transfer (a "Permitted Transfer") of Shares by the Investor pursuant to applicable laws of descent and distribution or among such Investor's Family Group; provided that the restrictions contained in this Section 3 shall continue to be applicable to the Shares after any such Transfer; and provided, further, that the transferees of such Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Shares to be so transferred and become a party hereto. For purposes of this Agreement, "Family Group" means an Investor's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Investor and/or the Investor's spouse and/or descendants.

        (e)    Termination of Restrictions.    The restrictions set forth in this Section 3 shall continue with respect to each Share until the earlier of (i) the consummation of a Qualified Public Offering; or (ii) the Sale of the Company.

        4.    Co-Sale Rights.

        (a)   At least 60 days prior to any transfer of Common Stock by a Pickens Stockholder (a "Pickens Transfer"), the selling Pickens Stockholder shall deliver a sale notice (a "Pickens Sale Notice") to the Investor specifying in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the Pickens Transfer. The Investor may elect to participate in the contemplated Pickens Transfer at the same price per share of Common Stock and on the same terms by delivering written notice to the selling Pickens Stockholder within 30 days after delivery of the Pickens Sale Notice. If the Investor shall have elected to participate in such Pickens Transfer, the Investor shall be entitled to sell in the contemplated Pickens Transfer, at the same price and on the same terms, a number of Shares equal to the product of (i) the quotient determined by dividing (x) the number of shares of Common Stock owned by the Investor by (y) the number of shares of Common Stock owned by the Investor plus the number of shares of Common Stock owned by the selling Pickens Stockholder and (ii) the number of shares of Common Stock to be sold in the contemplated Pickens Transfer.

  For example, if the Pickens Sale Notice contemplated a sale of 50 shares of Common Stock by a Pickens Stockholder, and if the Pickens Stockholder at such time owns 400 Shares and if the Investor elects to participate and owns 100 shares of Common Stock, the Pickens Stockholder would be entitled to sell 40 shares and the Investor would be entitled to sell 10 shares (100/500 × 50 shares).

        (b)   In order to be entitled to exercise the right to sell shares of Common Stock to the proposed transferee pursuant to this Section 4, the Investor must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the selling Pickens Stockholder agrees to make in connection with the proposed Pickens Transfer.

        (c)   The selling Pickens Stockholder shall use commercially reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Investor in any contemplated Pickens Transfer, and a Pickens Stockholder shall not transfer any shares of Common Stock to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Investor. The Investor shall be required to pay any portion of the transaction costs associated with such Pickens Transfer other than the Investor's legal expenses.

        5.    Irrevocable Proxy.

        (a)   The Investor hereby irrevocably (to the full extent permitted by law) appoints and constitutes Pickens the attorney and proxy of the Investor with full power of substitution to the full extent of the Investor's rights to vote the Shares beneficially owned by the Investor, until the termination of this Agreement, whereupon this proxy shall automatically be revoked.

        (b)   The proxy given hereby is irrevocable (to the full extent permitted by law), is coupled with an interest, and is granted in consideration of Pickens sale of the Shares to Investor pursuant to this Agreement.

        (c)   Any obligation of the Investor hereunder shall be binding upon the successors and permitted assigns of the Investor.

        6.    Legend.    Each certificate evidencing Shares and each certificate issued in exchange for or upon the transfer of any Shares shall be stamped or otherwise imprinted with the legend set forth below:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK PURCHASE AND BUY-SELL AGREEMENT DATED AS OF FEBRUARY 1, 2006, AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS. A COPY OF SUCH STOCK PURCHASE AND BUY-SELL AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR UNDER SUCH STATE SECURITIES OR BLUE SKY LAWS.

The legend imprinted on certificates evidencing Shares shall be removed from the certificates evidencing any shares of the Company's Common Stock which cease to be Shares only in accordance with the terms of this Agreement and of the Stockholders' Agreement.

        7.    Definitions.

        "Common Stock" means shares of the Company's common stock, $.0001 par value per share.

        "Governmental Entity" means any:

          (a)   nation, state, county, city, town, district or other jurisdiction;

          (b)   federal, state, local, municipal, foreign or other government;

          (c)   governmental or quasi-governmental authority of any nature; or

          (d)   body exercising or entitled to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or similar power.

        "Person" means any individual, entity or Governmental Entity.

        "Qualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of 1933, as amended, of shares of the Company's Common Stock having an aggregate offering value of at least $30 million underwritten by a firm of national standing.

        "Sale of the Company" means (i) the sale of the Company to one or more Persons pursuant to which such Person or Persons acquire capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) the sale of all or substantially all of the Company's assets determined on a consolidated basis.

        8.    Transfers in Violation of Agreement.    Any Transfer or attempted Transfer of any Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

        9.    Amendment and Waiver.    No amendment, waiver or consent with respect to any provision of this Agreement shall in any event be effective, unless the same shall be in writing and signed by all parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The failure of any party hereto at any time or times to require performance of any provisions hereof shall in no manner affect that party's right at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Agreement in any one or more instances shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

        10.    After-Acquired Shares.    The terms and provisions of this Agreement shall apply to all shares of Common Stock of the Company now owned or may hereafter be acquired by the Investor in consequence of any additional issuance, purchase, exercise of any options or other rights, conversion of any notes, debentures or other securities, exchange or reclassification of shares, corporate reorganization, any other form of recapitalization, consolidation or merger or any share split up, share dividend or distribution or which are acquired by the Investor in any manner whatsoever.

        11.    Execution of Agreement by Transferees.    Any person or entity acquiring any Shares (except for any acquisition thereof (a) in an offering registered under the Securities Act or (b) in a transaction under Rule 144 of the Securities Act) shall on or before the transfer or issuance to it of such securities, sign a counterpart signature page hereto in form reasonably satisfactory to Pickens and to the Company and shall thereby become a party to this Agreement.

        12.    Severability.    Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        13.    Entire Agreement.    Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral.

        14.    Successors and Assigns.    Except as otherwise provide herein, this Agreement shall bind and inure to the benefit of and be enforceable by Pickens and the Company and their successors and permitted assigns and the Investor and any subsequent holders of Shares and the respective successors and permitted assigns of each of them, so long as they hold any of the Shares.

        15.    Counterparts.    This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

        16.    Remedies.    Each party hereto shall be entitled to enforce such party's rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in such party's favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

        17.    Notices.    All notices, requests, consents and other communications required or permitted hereunder shall be in writing (including telecopy or similar writing) and shall be given.

If to Company:	Clean Energy Fuels Corp. 3020 Old Ranch Parkway Suite 200 Seal Beach, California 90740 Attention: Andrew J. Littlefair Telephone: (562) 493-2804 Telecopy: (562) 546-0097
With copies to:	Ronald Bassett BP Capital 260 Preston Commons West 8117 Preston Road Dallas, Texas 75225 Telephone: (214) 265-4165 Telecopy: (214) 750-9773
and
Sheppard Mullin Richter & Hampton LLP Seventeenth Floor Four Embarcadero Center San Francisco, CA 94111 Attention: James J. Slaby Telephone: (415) 774-3246 Telecopy: (415) 434-3947

If to Pickens and/ or BPG Trust:	BP Capital 260 Preston Commons West 8117 Preston Road Dallas, Texas 75225 Attention: Ronald Bassett Telephone: (214) 265-4165 Telecopy: (214) 750-9773
BP Capital 260 Preston Commons West 8117 Preston Road Dallas, Texas 75225 Attention: Ronald Bassett Telephone: (214) 265-4165 Telecopy: (214) 750-9773
If to Perseus:	Perseus ENRG Investment, L.L.C. 2099 Pennsylvania Avenue N.W., 9th Floor Washington, D.C. 20006 Attention: Kenneth M. Socha Telephone: (202) 452-0101 Telecopy: (202) 429-0588
With a copy to:	Arnold & Porter 1600 Tysons Boulevard Suite 900 McLean, VA. 22102 Attention: Robert B. Ott Telephone: (703) 720-7005 Telecopy: (703) 720-7399
If to Westport:	Westport Innovations, Inc. 1691 West 75th Avenue Vancouver, B.C. Canada V6P 6P2 Attention: David Demers Telephone: (604) 718-2000 Telecopy: (604) 718-2001
With a copy to:	Bruce Hodgins c/o Westport Innovations, Inc. 1691 West 75th Avenue Vancouver, B.C. Canada V6P 6P2 Telephone: (604) 718-2000 Telecopy: (604) 718-2001
If to Alan P. Basham:	Alan P. Basham 19284 Beckonridge Lane Huntington Beach, CA 92648 Telephone: (714) 536-2708 (714) 321-4023
If to the Investor:	To the Investor's address set forth on Exhibit A

or to such other address with respect to any party as such party shall notify the others in writing as above provided.

        18.    Governing Law.    The law of the State of Delaware shall govern all issues and questions concerning the relative rights of the parties hereto and concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto.

        19.    Descriptive Headings.    The descriptive headings and captions of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        20.    Arbitration.    Except as otherwise provided in this Agreement, any controversy or claim arising out of or relating to this Agreement or the breach hereof shall be settled by arbitration in Dallas, Texas.

        (a)    Judicial Arbitration and Mediation Services, the Company.    The arbitration shall be administered by Judicial Arbitration and Mediation Services ("JAMS") in its Dallas, Texas office.

        (b)    Arbitrator.    The arbitrator shall be a retired superior court judge of the State of California affiliated with JAMS.

        (c)    Provisional Remedies and Appeals.    Each of the parties hereto reserves the right to file with a court of competent jurisdiction an application for temporary or preliminary injunctive relief, writ of attachment, writ of possession, temporary protective order and/or appointment of a receiver on the grounds that the arbitration award to which the applicant may be entitled may be rendered ineffectual in the absence of such relief.

        (d)    Enforcement of Judgment.    Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The award of the arbitrator shall be binding, final and nonappealable.

        (e)    Discovery.    The parties hereto may obtain discovery in aid of the arbitration to the fullest extent permitted under law, including California Code of Civil Procedure Section 1283.05. All discovery disputes shall be resolved by the arbitrator.

        (f)    Consolidation.    Any arbitration hereunder may be consolidated by JAMS with the arbitration of any other dispute arising out of or relating to the same subject matter when the arbitrator determines that there is a common issue of law or fact creating the possibility of conflicting rulings by more than one arbitrator. Any disputes over which an arbitrator shall hear any consolidated matter shall be resolved by JAMS.

        (g)    Power and Authority of Arbitrator.    The arbitrator shall not have any power to alter, amend, modify or change any of the terms of this Agreement nor to grant any remedy which is either prohibited by the terms of this Agreement or not available in a court of law.

        (h)    Governing Law.    All questions in respect of procedure to be followed in conducting the arbitration as well as the enforceability to arbitrate which may be resolved by state law shall be resolved according to the law of the State of Delaware.

        (i)    Costs.    The costs of the arbitration, including any JAMS administration fee and arbitrator's fee, and costs of the use of facilities during the hearings, shall be borne by the nonprevailing party. Costs and attorneys' fees shall be awarded to the prevailing party. For the purposes of this paragraph, attorneys' fees shall include, without limitation, fees incurred in the following: (1) postjudgment motions and collection actions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery; and (5) bankruptcy litigation.

        21.    Survival of Covenants.    The affirmative and negative covenants set forth herein shall expire upon a Sale of the Company or a Qualified Public Offering unless they have otherwise expired pursuant to this Agreement.

[The next page is the signature page.]

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:	/s/ Andrew J. Littlefair
Its:	President and CEO
/s/ Boone Pickens Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:	/s/ Ronald D. Bassett
By:	/s/ illegible
PERSEUS ENRG INVESTMENT, L.L.C.
By:	/s/ illegible
Its:	Senior Managing Director
WESTPORT INNOVATIONS, INC.
By:	/s/ illegible
Its:	CEO
/s/ Alan P. Basham Alan P. Basham
/s/ David Aasheim Glen David Aasheim

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Glen David Aasheim	5,000	19,300

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Glen David Aasheim Glen David Aasheim [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Ronald B. Bassett	100,000	386,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:	/s/ Andrew Littlefair
Its:	President and CEO
/s/ Boone Pickens Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:	/s/ illegible
By:	/s/ illegible
PERSEUS ENRG INVESTMENT, L.L.C.
By:	/s/ Kenneth M. Socha
Its:	Senior Managing Director
WESTPORT INNOVATIONS, INC.
By:	David Demers
Its:	CEO
/s/ Alan P. Basham Alan P. Basham
/s/ Ronald D. Bassett [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
G. Michael Boswell IRA FCC as Custodian	50,000	193,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
[Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Brian Bradshaw	50,000	$193,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Brian Bradshaw [Investor] Brian Bradshaw

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Drew A. Campbell	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Drew A. Campbell [Investor] Drew Campbell

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Marti Carlin	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Marti J. Carlin [Investor] Marti J. Carlin

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Denise Delile	2,000	7,720

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Denise Delile [Investor] Denise Delile

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Denis Ding	10,000	38,600

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Denis Ding Denis Ding [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Sally Geymuller	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Sally Geymhller [Investor] Sally Geymhller

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Garnet D. Glover	8,000	30,880

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Garnet D. Glover Garnet D. Glover [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Dick Grant	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Dick Grant [Investor] Dick Grant

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
James N. Harger	200,000	772,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ James N. Harger James N. Harger [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
J&L Herrington 2002 Family Trust DTD 8/27/2002 John S. OR Lois H. Herrington, Trustees	250,000	965,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
J&L Herrington 2002 Family Trust DTD 8/27/2002
/s/ John S. Herrinton, Trustee John S. Herrington, Trustee [Investor]
/s/ Lois H. Herrinton, Trustee Lois H. Herrington, Trustee [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
M & R Ventures, L.L.C.	1,000,000	3,860,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
M&R VENTURES, L.L.C.
By:	/s/ J. Mike Holder Name: J. Mike Holder Title: Manager

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Chad M. Lindholm	2,500	9,650

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Chad M. Lindholm Chad M. Lindholm [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Andrew J. Littlefair	50,000	193,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Andrew J. Littlefair Andrew J. Littlefair [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
David W. Meaney	5,000	19,300

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ David W. Meaney [Investor] David W. Meaney

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Warren I. Mitchell	100,000	386,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Warren J. Mitchell Warren I. Mitchell [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Eric Oberg	100,000	386,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Eric Oberg [Investor] Eric Oberg

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Steve Perkins	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Steve Perkins [Investor] Stephen Perkins

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Madeleine Pickens	3,000,000	11,580,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Madelein Pickens [Investor] Madeleine Pickens

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Joseph B. Powers	2,500	9,650

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Joseph B. Powers Joseph B. Powers [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Mitchell W. Pratt	55,000	212,300

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Mitchell W. Pratt Mitchell W. Pratt [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Bretta Price	500	1,930

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Bretta J. Price [Investor] Bretta J.Prce

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Mark J. Riley	1,000	3,860

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Mark J. Riley Mark J. Riley [Investor]

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Michael Ross	50,000	193,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Michael Ross [Investor] Michael Ross

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Jay Rosser	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Jay Rosser [Investor] Jay Rosser

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Robert L. Stillwell	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Robert L. Stillwell [Investor] Robert L. Stillwell

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Alex Szewczyk	100,000	386,000

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Aleksander Szewczyk [Investor] Aleksander Szewczyk

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Danny Tillett	25,000	96,500

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Danny Tillett [Investor] Danny Tillett

EXHIBIT A

Investor	Number of Shares	Purchase Price @ $3.86 Per Share
Jon A. Whistler	2,600	10,036

* * *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase and Buy-Sell Agreement on the day and year first above written.

CLEAN ENERGY FUELS CORP.
By:
Its:
Boone Pickens
PICKENS GRANDCHILDREN'S TRUST U/D/T 11/30/00
By:
By:
PERSEUS ENRG INVESTMENT, L.L.C.
By:
Its:
WESTPORT INNOVATIONS, INC.
By:
Its:
Alan P. Basham
/s/ Jon N. Whisler [Investor] Jon N. Whisler

QuickLinks

  Exhibit 10.12
STOCK PURCHASE AND BUY-SELL AGREEMENT
R E C I T A L S
A G R E E M E N T